TRANSAMERICA JOURNEY® NY

Issued by

 Transamerica Financial Life Insurance Company
TFLIC Series Life Account

SUPPLEMENT DATED OCTOBER 30, 2018
To the
TO PROSPECTUS DATED MAY 1, 2017

Effective on or about November 1, 2018, based on changes to the underlying fund portfolio, the following portfolio name and subadvisor will change:

Current Name	New Name	Current Subadvisor	New Subadvisor
Transamerica Aegon Government Money Market VP	Transamerica BlackRock Government Money Market VP	Aegon USA Investment Management, LLC	BlackRock Investment Management, LLC

* * *

Please Retain this Supplement for Future Reference

All terms that are not defined in this supplement shall have the same meanings as the same terms used in the prospectuses